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                    Banc of America Mortgage Securities, Inc.
                              BOAMS 2003-5 GROUP 1
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description

   ------------------------------------------------------------------------------------------------
   Product                                                      Jumbo 30 Year Fixed
   Amount                                                               800,000,000  +/-5%
   Settle                                                             June 30, 2003
   Gross WAC                                                                 5.980%  +/-15bps
   WAC Range                                                       Range **=250 bps
   Servicing Fee                                                             25 bps
   WAM                                                                          357  +/-2 mos
   Weighted Average LTV                                                   **=65.00%
   LTV***80% and **90.01%                                                   **5.00%
   LTV***90%                                                                **2.00%
   Maximum Loan Amount                                                   $1,250,000
   Average Loan Balance                                                    $518,000  +/- $20,000

   Occupancy                                                  ***90% Owner Occupied
                                                                     ***90% Primary
                                                                    **10% Secondary
                                                                      **2% Investor

   Delinquency                                                          All Current
   Property Type                                                  ***90% SF and PUD
   Documentation Type                                         ***95% Full / Reduced
   Loan Purpose                                                     **=20% Cash-out
   State Concentration                                                    **=50% CA
   Zip Code Concentration                                        No Greater than 2%
   Delivery Variance                                                  Plus/Minus 5%
   PMI                                                        All Loans *** 80% LTV
   Approximate Subordination                                                   2.50% +/-50 bps
   Expected Rating Agencies                           Moody's or S & P plus 1 other
   ------------------------------------------------------------------------------------------------

** less than
*** more than

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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                    Banc of America Mortgage Securities, Inc.
                              BOAMS 2003-5 GROUP 2
                        15 Year Jumbo Fixed Rate Product
                             Collateral Description

      -----------------------------------------------------------------------------------------
      Product                                                   Jumbo 15 Year Fixed
      Amount                                                            375,000,000 +/-5%
      Settle                                                          June 30, 2003
      Gross WAC                                                              5.460% +/-15bps
      WAC Range                                                   Range ** =200 bps
      Servicing Fee                                                          25 bps
      WAM                                                                       177 +/-2 mos
      Weighted Average LTV                                                **=60.00%
      LTV***80% and **90.01%                                                **5.00%
      LTV***90%                                                             **2.00%
      Maximum Loan Amount                                                $1,250,000
      Average Loan Balance                                                 $538,000 +/- $20,000

      Occupancy                                               ***90% Owner Occupied
                                                                     ***90% Primary
                                                                    **10% Secondary
                                                                      **2% Investor

      Delinquency                                                       All Current
      Property Type                                               ***90% SF and PUD
      Documentation Type                                      ***95% Full / Reduced
      Loan Purpose                                                  **=20% cash-out
      State Concentration                                                 **=50% CA
      Zip Code Concentration                                  No Greater than 2.00%
      Delivery Variance                                               Plus/Minus 5%
      PMI                                                     All Loans *** 80% LTV
      Approximate Subordination                                               1.25% +/-50 bps
      Expected Rating Agencies                        Moody's or S & P plus 1 other
      -----------------------------------------------------------------------------------------

** less than
*** more than

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.